SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-05651

DREYFUS NEW YORK MUNICIPAL INCOME, INC.

(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number,including area code: (212) 922-6000

Date of fiscal year end:	7/31

Date of reporting period:	3/31/04

FORM N-CSR
Item 1.	Reports to Stockholders.

Dreyfus New York Municipal Income, Inc.

Protecting Your Privacy Our Pledge to You

THE FUND IS COMMITTED TO YOUR PRIVACY. On this page, you will find the Fund’s policies and practices for collecting, disclosing, and safeguarding “nonpublic personal information,” which may include financial or other customer information.These policies apply to individuals who purchase Fund shares for personal, family, or household purposes, or have done so in the past. This notification replaces all previous statements of the Fund’s consumer privacy policy, and may be amended at any time. We’ll keep you informed of changes as required by law.

YOUR ACCOUNT IS PROVIDED IN A SECURE ENVIRONMENT. The Fund maintains physical, electronic and procedural safeguards that comply with federal regulations to guard nonpublic personal information. The Fund’s agents and service providers have limited access to customer information based on their role in servicing your account.

THE FUND COLLECTS INFORMATION IN ORDER TO SERVICE AND ADMINISTER YOUR ACCOUNT.

The Fund collects a variety of nonpublic personal information, which may include:

  Information we receive from you, such as your name, address, andsocial security number.
  Information about your transactions with us, such as the purchaseor sale of Fund shares.
  Information we receive from agents and service providers, suchas proxy voting information.

THE FUND DOES NOT SHARE NONPUBLIC

PERSONAL INFORMATION WITH ANYONE, EXCEPT AS PERMITTED BY LAW.

Thank you for this opportunity to serve you.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Statement of Investments
10	Statement of Assets and Liabilities
11	Statement of Operations
12	Statement of Changes in Net Assets
13	Financial Highlights
14	Notes to Financial Statements
21	Officers and Directors
FOR MORE INFORMATION

Back Cover

2

Dreyfus New York

Municipal Income, Inc. The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus New York Municipal Income, Inc. covers the six-month period from October 1, 2003, through March 31, 2004. Inside, you’ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund’s portfolio manager, Monica Wieboldt.

Municipal bonds generally continued to rally during the reporting period, despite heightened market volatility and the onset of a stronger U.S. economy.Although recovering economies historically have given rise to inflationary pressures, which have tended to hinder returns from the more interest-rate-sensitive areas of the tax-exempt bond market, the current cycle has been different to date. Sluggish job growth has helped forestall potential inflationary factors, and a rising supply of municipal bonds has supported their yields compared to comparable taxable bonds, benefiting performance.

Although our analysts and portfolio managers work hard to identify trends that may move the markets, no one can know with complete certainty what lies ahead for the U.S. economy and the municipal bond market.As always, we encourage you to review your investments regularly with your financial advisor, who may be in the best position to suggest ways to position your portfolio for the opportunities and challenges of today’s financial markets.

Thank you for your continued confidence and support.

Stephen E. Canter Chairman and Chief Executive Officer The Dreyfus Corporation April 15, 2004

DISCUSSION OF FUND PERFORMANCE

Monica Wieboldt, Portfolio Manager

How did Dreyfus New York Municipal Income, Inc. perform relative to its benchmark?

For the six-month period ended March 31, 2004, the fund achieved a total return of 4.48% .1 During the same period, the fund provided income dividends of $0.2380 per share, which is equal to a distribution rate of 5.75% .2

Despite heightened market volatility in a recovering U.S. economy, municipal bonds generally ended the reporting period with prices that were modestly higher than where they began. Prior to the reporting period, the fund reduced its dividend. In the low interest-rate environment, assets from holdings that were redeemed early by their issuers were reinvested in securities with lower yields than those they replaced.

What is the fund’s investment approach?

The fund seeks to maximize current income exempt from federal, New York state and New York city personal income taxes to the extent consistent with the preservation of capital. During periods of normal market conditions, the fund invests 100% of the value of its net assets in New York municipal obligations. The fund invests in municipal obligations which, at the time of purchase, are rated investment-grade or the unrated equivalent as determined by Dreyfus in the case of bonds, and rated in the two highest rating categories or the unrated equivalent as determined by Dreyfus in the case of short-term obligations having, or deemed to have, maturities of less than one year.

We have constructed a portfolio by looking for income opportunities through analysis of each bond’s structure, including paying close attention to a bond’s yield, maturity and early redemption features.

The Fund
3

DISCUSSION OF FUND PERFORMANCE (continued)
4

Over time, many of the fund’s relatively higher-yielding bonds mature or are redeemed by their issuers, and we generally attempt to replace those bonds with investments consistent with the fund’s investment policies.When we believe an opportunity exists, we also may seek to upgrade the portfolio’s investments with newly-issued bonds that, in our opinion, have better structural or income characteristics than existing holdings.

What other factors influenced the fund’s performance?

When the reporting period began, stronger than expected economic growth had already sparked a sharp decline in the prices of U.S. fixed-income securities, causing tax-exempt bonds to suffer one of the worst six-week declines in their history during the summer of 2003. Although the market subsequently remained volatile as investors’ economic expectations changed, municipal bond prices gradually recovered during the reporting period, contributing positively to the fund’s total return. Despite fears of potential inflationary forces in the recovering economy, bond prices were supported by persistently sluggish job growth and the Federal Reserve Board’s assurances that it could be patient before raising short-term interest rates.

In a market environment characterized by historically low borrowing rates, many states and municipalities, including New York, redeemed their seasoned bonds on their first available “call” dates and refinanced their debt at lower rates.As a result, a number of the fund’s longstanding holdings were retired early and principal was returned to the fund. Because these bonds could not be replaced with securities offering similar yields, proceeds from their redemptions generally were redeployed among securities with lower yields. When making new purchases, we generally favored investment-grade bonds in the 20- to 25-year maturity range, where we believed values were most attractive.

Despite last year’s tax hikes and spending reductions, the state continued to face a multi-billion dollar budget shortfall for its next fiscal year. While we expect this year’s budget negotiations between Governor Pataki and the state legislature to be less rancorous than in previous years, the state, once again, begins its fiscal year without a budget. The fund received positive returns from some of its holdings of New York City issues, which gained value as the city’s fiscal outlook improved amid better business conditions on Wall Street.Accordingly, one of the major credit-rating agencies upgraded New York City’s outlook from negative to stable during the reporting period.

What is the fund’s current strategy?

Despite historically low interest rates, we have continued to focus on bonds that, in our judgment, provide attractive levels of current, tax-exempt income. Because most of the fund’s existing holdings offer higher yields than newly-issued bonds, the fund saw little trading activity during the reporting period beyond replacing bonds that were redeemed early by their issuers. However, we have continued to employ certain yield enhancement strategies, which helped us augment the nominal income provided by the fund’s portfolio of tax-exempt bonds from New York issuers.

April 15, 2004

1 Total return includes reinvestment of dividends and any capital gains paid, based upon net asset value per share. Past performance is no guarantee of future results. Market price per share, net asset value per share and investment return fluctuate. Income may be subject to state and local taxes for non-New York residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.

2 Distribution rate per share is based upon dividends per share paid from net investment income during the period divided by the market price per share at the end of the period adjusted for any capital gain distributions.

The Fund
5

ST TA ATEMENT OFN T INVESTMENTS O F T M E N T S

March 31, 2004 (Unaudited)

Principal
Long-Term Municipal Investments—99.2%	Amount ($)	Value ($)

New York—92.9%

Albany Industrial Development Agency, LR
(New York Assembly Building Project) 7.75%, 1/1/2010	845,000	849,377
Erie County Industrial Development Agency,
Life Care Community Revenue
(Episcopal Church Home) 6%, 2/1/2028	1,500,000	1,535,730
Huntington Housing Authority, Senior Housing
Facility Revenue (Gurwin Jewish Senior
Residences) 6%, 5/1/2039	1,000,000	958,810
Metropolitan Transportation Authority,
Dedicated Tax Fund:
5%, 11/15/2028	1,500,000	1,562,610
5%, 11/15/2030	1,000,000	1,036,440
Monroe Tobacco Asset Securitization Corp.,
Tobacco Settlement Asset
Backed 6.625%, 6/1/2042	500,000	517,490
Nassau County Industrial Development Agency,
IDR (Keyspan-Glenwood) 5.25%, 6/1/2027	1,000,000	1,023,380
New York City:
7.25%, 8/15/2007	1,500,000	1,740,075
5.50%, 6/1/2023	1,000,000	1,088,870
New York City Industrial Development Agency:
Civic Facility Revenue (Staten Island University
Hospital Project) 6.375%, 7/1/2031	1,000,000	1,043,830
IDR:
(Brooklyn Navy Yard-Cogen Partners)
5.75%, 10/1/2036	1,000,000	932,130
(Empowerment Zone-Harlem Mall)
5.125%, 12/30/2023	1,000,000	1,000,000
(Terminal One Group Association Project)
6%, 1/1/2019	1,100,000	1,124,365
New York City Transitional Finance Authority,
Future Tax Secured Revenue 6%, 8/15/2029	1,000,000	1,186,750
New York Counties Tobacco Trust, Tobacco Settlement
Pass Through Bonds 6.50%, 6/1/2035	1,000,000	1,027,800
New York State Dormitory Authority, Revenue:
Health, Hospital and Nursing Home (Mount Sinai Health)
6.50%, 7/1/2025	1,000,000	1,023,980
Judicial Facility Lease (Suffolk County Issue)
9.50%, 4/15/2014	100,000	122,205

6

Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

New York (continued)

New York State Dormitory Authority, Revenue (continued):
(State University Educational Facilities)
6%, 5/15/2025 (Prerefunded 5/15/2005)	1,000,000	a	1,074,670
Secured Hospital (Saint Agnes Hospital)
5.40%, 2/15/2025	1,200,000		1,257,480
State Personal Income Tax 5.05%, 3/15/2032	500,000		520,335
(Winthrop University Hospital Association)
5.50%, 7/1/2032	1,000,000		1,043,360
New York State Environmental Facilities Corp.,
SWDR (Occidental Petroleum Corp)
5.70%, 9/1/2028	600,000		602,724
New York State Mortgage Agency,
Homeownership Mortgage Revenue:
8.685%, 10/1/2007	860,000	b,c	1,013,321
6.125%, 4/1/2027	1,855,000		1,965,261
New York State Power Authority, Revenue:
8.88%, 11/15/2015 (Insured; MBIA)	1,000,000	b,c	1,198,890
5%, 11/15/2020	500,000		532,570
Onondaga County Industrial Development Agency, IDR
(Weyerhaeuser Project) 9%, 10/1/2007	1,200,000		1,383,996
Port Authority of New York and New Jersey
9.064%, 12/1/2012	1,000,000	b,c	1,050,230
Tobacco Settlement Financing Corporation
5.50%, 6/1/2019	500,000		559,700
Watervliet Housing Authority, Residential Housing
(Beltrone Living Center Project) 6.125%, 6/1/2038	1,000,000		904,640
Yonkers Industrial Development Agency,
Civic Facility Revenue (Saint Joseph’s Hospital)
6.20%, 3/1/2020	1,600,000		1,366,416
U.S. Related—6.3%
Commonwealth of Puerto Rico Highway and
Transportation Authority, Transportation
Revenue 8.83%, 7/1/2038 (Insured; MBIA)	1,000,000	b,c	1,069,230
Virgin Islands Public Finance Authority, Revenue
6.375%, 10/1/2019	1,000,000		1,131,150
Total Long-Term Municipal Investments
(cost $32,880,281)			34,447,815

The Fund
7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Principal
Short-Term Municipal Investments—1.7%	Amount ($)		Value ($)

New York City Transitional Finance Authority, Future
Tax Secured Revenue, VRDN:
1.12% (Liquidity Facility; Soloman Smith Barney)	100,000	d	100,000
1.12% (SBPA; Bayerische Landesbank)	500,000	d	500,000
Total Short-Term Municipal Investments
(cost $600,000)			600,000

Total Investments (cost $33,480,281)	100.9%		35,047,815
Liabilities, Less Cash and Receivables	(.9%)		(328,945)

Net Assets	100.0%		34,718,870

8

Summaryof Abbreviations
IDR	Industrial Development Revenue	SBPA	Standby Bond Purchase
LR	Lease Revenue		Agreement
MBIA	Municipal Bond Investors Assurance	SWDR	Solid Waste Disposal Revenue
	Insurance Corporation	VRDN	Variable Rate Demand Notes

Summaryof Combined Ratings (Unaudited)

Fitch	or Moody’s or	Standard & Poor’sValue (%)

AAA	Aaa	AAA	18.3
AA	Aa	AA	20.1
A	A	A	15.7
BBB	Baa	BBB	26.6
F1	MIG1/P1	SP1/A1	.3
Not Rated e	Not Rated e	Not Rated e	19.0
			100.0

a Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date. b Inverse floater security—the interest rate is subject to change periodically. c Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At March 31, 2004, these securities amounted to $4,331,671 or 12.5% of net assets. d Securities payable on demand.Variable rate interest—subject to periodic change. e Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

The Fund
9

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2004 (Unaudited)

Cost	Value

Assets ($):
Investments in securities—See Statement of Investments 33,480,281	35,047,815
Cash	75,456
Interest receivable	653,843
Prepaid expenses	3,937
35,781,051

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(a)	28,814
Payable for investment securities purchased	1,000,000
Accrued expenses	33,367
1,062,181

Net Assets ($)	34,718,870

Composition of Net Assets ($):
Paid-in capital	35,467,822
Accumulated undistributed investment income—net	10,029
Accumulated net realized gain (loss) on investments	(2,326,515)
Accumulated net unrealized appreciation
(depreciation) on investments	1,567,534

Net Assets ($)	34,718,870

Shares Outstanding
(110 million shares of $.001 par value Common Stock authorized)	3,821,501
Net Asset Value per share ($)	9.09

See notes to financial statements.
10

STATEMENT OF OPERATIONS Six Months Ended March 31, 2004 (Unaudited)

Investment Income ($):
Interest Income	987,857
Expenses:
Management fee—Note 3(a)	120,135
Shareholders’ reports	22,952
Auditing fees	19,834
Shareholder servicing costs—Note 3(b)	12,722
Legal fees	6,938
Directors’ fees and expenses—Note 3(c)	1,612
Custodian fees—Note 3(b)	1,058
Registration fees	498
Miscellaneous	6,101
Total Expenses	191,850
Investment Income—Net	796,007

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(877,401)
Net unrealized appreciation (depreciation) on investments	1,493,549
Net Realized and Unrealized Gain (Loss) on Investments	616,148
Net Increase in Net Assets Resulting from Operations	1,412,155

See notes to financial statements.
The Fund
11

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	March 31, 2004	Year Ended
	(Unaudited)	September 30, 2003

Operations ($):
Investment income—net	796,007	1,693,463
Net realized gain (loss) on investments	(877,401)	(1,156,474)
Net unrealized appreciation
(depreciation) on investments	1,493,549	(347,772)
Net Increase (Decrease) in Net Assets
Resulting from Operations	1,412,155	189,217
Dividends to Shareholders from ($):
Investment income—net	(779,586)	(1,788,463)
Total Increase (Decrease) in Net Assets	632,569	(1,599,246)
Net Assets ($):
Beginning of Period	34,086,301	35,685,547
End of Period	34,718,870	34,086,301
Undistributed investment
(distributions in excess) income—net	10,029	(9,200)

See notes to financial statements.
12

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six MonthsEnded
March31, 2004					YearEnded September30,

	(Unaudited)		2003		2002	a	2001	2000		1999

Per Share Data ($):
Net asset value,
beginning of period	8.92		9.34		9.37		9.10	9.30		10.04
Investment Operations:
Investment income—net	.21	b	.44	b	.49	b	.49	.49		.51
Net realized and unrealized
gain (loss) on investments	.16		(.39)		(.01)		.29	(.19)		(.69)
Total from Investment Operations	.37		.05		.48		.78	.30		(.18)
Distributions:
Dividends from
investment income—net	(.20)		(.47)		(.48)		(.48)	(.48)		(.53)
Dividends from net realized
gain on investments	—		—		(.03)		(.03)	(.02)		(.03)
Total Distributions	(.20)		(.47)		(.51)		(.51)	(.50)		(.56)
Net asset value, end of period	9.09		8.92		9.34		9.37	9.10		9.30
Market value, end of period	8.28		8.05		9.20		8.46	8 1	/4	8 3	/8

Total Return (%) c	5.45	d	(7.50)		15.26		8.86	4.95		(12.83)

Ratios/Supplemental Data (%):
Ratio of expenses
to average net assets	1.12	e	1.00		.96		1.00	1.10		1.01
Ratio of net investment income
to average net assets	4.64	e	4.91		5.33		5.22	5.43		5.20
Portfolio Turnover Rate	10.44	d	18.52		14.03		7.09	14.28		10.51

Net Assets, end of period
($ x 1,000)	34,719		34,086		35,686		35,815	34,758		35,522

a As required, effective October 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis.The effect of this change for the period ended September 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from 5.32% to 5.33% . Per share data and ratios/supplemental data for periods prior to October 1, 2001 have not been restated to reflect this change in presentation. b Based on average shares outstanding at each month end. c Calculated based on market value. d Not annualized. e Annualized.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

14

NOTE 1—Significant Accounting Policies:

Dreyfus New York Municipal Income, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified closed-end management investment company.The fund’s investment objective is to maximize current income exempt from Federal, New York state and New York city personal income taxes to the extent consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. The Manager is a wholly-owned subsidiary Mellon Financial Corporation (“Mellon Financial”).The fund’s common stock trade on the American Stock Exchange under the ticker symbol DNM.

The fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in municipal debt securities (excluding options and financial futures on municipal and U.S.Treasury securities) are valued on the last business day of each week and month by an independent pricing service (“Service”) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and

general market conditions. Options and financial futures on municipal and U.S.Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on the last business day of each week and month.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain, if any, are declared and paid at least annually.To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States.

For shareholders who elect to receive their distributions in additional shares of the fund, in lieu of cash, such distributions will be reinvested at the lower of the market price or net asset value per share (but not less than 95% of the market price) based on the record date’s respective price. If the net asset value per share on the record date is lower than the market price per share, shares will be issued by the fund at the record date’s net asset value on the payable date of the distribution. If

The Fund
15

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

16

the net asset value per share is less than 95% of the market value, shares will be issued by the fund at 95% of the market value. If the market price is lower than the net asset value per share on the record date, Mellon will purchase fund shares in the open market commencing on the payable date and reinvest those shares accordingly. As a result of purchasing fund shares in the open market, fund shares outstanding will not be affected by this form of reinvestment.

On March 31, 2004, the Board of Directors declared a cash dividend of $.034 per share from investment income-net, payable on April 29, 2004 to shareholders of record as of the close of business on April 15, 2004.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code of 1986, as amended, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of $292,639 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 2003. If not applied, the carryover expires in fiscal 2011.

The tax character of distributions paid to shareholder during the fiscal year ended September 30, 2003, was as all tax exempt income.The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended March 31, 2004, the fund did not borrow under the line of credit.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement (“Agreement”) with the Manager, the management fee is computed at the annual rate of .70 of 1% of the value of the fund’s average weekly net assets and is payable monthly.The Agreement provides that if in any full fiscal year the aggregate expenses of the fund, exclusive of taxes, interest on borrowings, brokerage and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the fund, the fund may deduct from payments to be made to the Manager, or the Manager will bear, the amount of such excess to the extent required by state law. During the period ended March 31, 2004, there was no reimbursement pursuant to the Agreement.

The components of Due to The Dreyfus Corporation and affiliates consists of: advisory fees $20,679, custodian fees $147 and transfer agency per account fees $7,988.

(b) The fund compensates Mellon under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2004, the fund was charged $11,330 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended March 31, 2004, the fund was charged $1,058 pursuant to the custody agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2004, amounted to $3,962,460 and $3,509,224, respectively.

The Fund
17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

18

At March 31, 2004, accumulated net unrealized appreciation on investments was $1,567,534, consisting of $1,949,427 gross unrealized appreciation and $381,893 gross unrealized depreciation.

At March 31, 2004, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Legal Matters:

Two class actions have been filed against Mellon Financial and Mellon Bank, N.A., and Dreyfus and Founders Asset Management LLC (the “Investment Advisers”), and the directors of all or substantially all of the Dreyfus funds, alleging that the Investment Advisers improperly used assets of the Dreyfus funds, in the form of directed brokerage commissions and 12b-1 fees, to pay brokers to promote sales of Dreyfus funds, and that the use of fund assets to make these payments was not properly disclosed to investors.The complaints further allege that the directors breached their fiduciary duties to fund shareholders under the Investment Company Act of 1940 and at common law.The complaints seek unspecified compensatory and punitive damages, rescission of the funds’ contracts with the Investment Advisers, an accounting of all fees paid, and an award of attorneys’ fees and litigation expenses. Dreyfus and the Dreyfus funds believe the allegations to be totally without merit and will defend the actions vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse affect on the Dreyfus funds or Dreyfus’ ability to perform its contracts with the Dreyfus funds.

NOTES

OFFICERS AND DIRECTORS

Dreyfus New York Municipal Income, Inc.

200 Park Avenue

New York, NY 10166

Directors	Portfolio Managers

Joseph S. DiMartino, Chairman	Joseph P. Darcy

Clifford L. Alexander, Jr.	A. Paul Disdier

Lucy Wilson Benson	Douglas J. Gaylor

David W. Burke	Joseph Irace

Whitney I. Gerard	Colleen Meehan

Arthur A. Hartman	W. Michael Petty

George L. Perry	Scott Sprauer
Bill Vasiliou

Officers	James Welch

President	Monica S.Wieboldt

Stephen E. Canter	Investment Adviser

Vice President
The Dreyfus Corporation
Mark N. Jacobs

Executive Vice Presidents	Custodian

Stephen R. Byers	Mellon Bank, N.A.

Monica S.Wieboldt

Secretary	Counsel

Michael A. Rosenberg	Stroock & Stroock & Lavan LLP

Assistant Secretaries	Transfer Agent,

Robert R. Mullery	Dividend Distribution Agent
Steven F. Newman

Jeff Prusnofsky	and Registrar

Treasurer	Mellon Bank, N.A.

James Windels	Stock Exchange Listing

Assistant Treasurers

Gregory S. Gruber	AMEX Symbol: DNM

Kenneth Sandgren	Initial SEC Effective Date

10/21/88

The Net Asset Value appears in the following publications: Barron’s, Closed-End Bond Funds section under the heading “Municipal Bond Funds” every Monday;Wall Street Journal, Mutual Funds section under the heading “Closed-End Bond Funds” every Monday; New York Times, Money and Business section under the heading “Closed-End Bond Funds—Single State Municipal Bond Funds” every Sunday.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the fund may purchase shares of its common stock in the open market when it can do so at prices below the then current net asset value per share.

The Fund
21

For More Information

Dreyfus
New York Municipal
Income, Inc.
200 Park Avenue
New York, NY 10166
Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258
Transfer Agent,
Dividend Disbursing Agent
and Registrar
Mellon Bank, N.A.
85 Challenger Road
Ridgefield Park, NJ 07660

© 2004 Dreyfus Service Corporation

0425SA0304

Item 2.	Code of Ethics.
Not applicable.
Item 3.	Audit Committee Financial Expert.
Not applicable.
Item 4.	Principal Accountant Fees and Services.
Not applicable.
Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	[Reserved]
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Purchases of Equity Securities by Closed-End Management Investment Companies
and Affiliated Purchasers.
Not applicable.
Item 9.	Submission of Matters to a Vote of Security Holders.

The Fund has a Nominating Committee, which is responsible for selecting and nominating persons for election or appointment by the Fund’s Board as Board members. The Committee has adopted a Nominating Committee Charter (“Charter”). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Fund, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor West, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Fund and its shareholders. Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

SSL-DOCS2 70134233v1

Item 10.

Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the Registrant's most recently ended fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 11.

Exhibits.

(a)(1)	not applicable

(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
underthe Investment Company Act of 1940.

(a)(3)	Not applicable.

(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b)

under the Investment Company Act of 1940.

under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS NEW YORK MUNICIPAL INCOME, INC.

By:	/s/ Stephen E. Canter

Stephen E. Canter
President

Date:	May 27, 2004

Pursuantto the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of
1940,this Report has been signed below by the following persons on behalf of the Registrant and in the capacitiesand on the dates indicated.

By:	/s/ Stephen E. Canter

Stephen E. Canter
Chief Executive Officer

Date:	May 27, 2004

By:	/s/ Stephen E. Canter

James Windels
Chief Financial Officer
-
Date:	May 27, 2004

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)